--------------------------------------------------------------------------------



                         AGOURON PHARMACEUTICALS, INC.
                          10350 NORTH TORREY PINES ROAD
                         LA JOLLA, CALIFORNIA 92037-1020


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter Johnson and Gary E. Friedman, and each of them, with full power of substitution, as proxies to represent and to vote, as designated below, all the shares of common stock of Agouron Pharmaceuticals, Inc., held of record by the undersigned on March 29, 1999, at the Special Meeting of Shareholders to be held on May 17, 1999 and at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.



                           (continued on reverse side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                                    [LOGO]
                                    AGOURON
                             PHARMACEUTICALS, INC.




              Please check the appropriate box on the voting card to R.S.V.P. your attendance at the Special Meeting on May 17, 1999 at 9:00 a.m.
             or phone Agouron Investor Relations at 1-800-501-2474.

                        You can vote in one of two ways:
       (1) complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or
          (2) call 1-800-840-1208 on a touch-tone phone and follow the instructions provided.

--------------------------------------------------------------------------------
                                                              Please mark
                                                              your vote as   /X/
                                                              indicated in
                                                              this example


THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 1.
                                                       FOR   AGAINST   ABSTAIN
1. Proposal 1-
       Proposal to approve and adopt the               / /     / /       / /
      Agreement and Plan of Merger dated
      as of January 26, 1999 among
      Agouron Pharmaceuticals, Inc.,
      Warner-Lambert Company and WLC
      Acquisition Corporation.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. HOWEVER, NO PROXY THAT IS VOTED AGAINST THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER WILL BE VOTED IN FAVOR OF POSTPONEMENT OR ADJOURNMENT OF THE MEETING FOR THE PURPOSE OF ALLOWING ADDITIONAL TIME TO SOLICIT ADDITIONAL VOTES "FOR" THE MERGER.

                                               Check here if you plan to     / /
                                               attend the Special Meeting.


Signature(s)______________________________________  Date__________________, 1999
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

--------------------------------------------------------------------------------



                         AGOURON PHARMACEUTICALS, INC.
                          10350 NORTH TORREY PINES ROAD
                         LA JOLLA, CALIFORNIA 92037-1020


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter Johnson and Gary E. Friedman, and each of them, with full power of substitution, as proxies to represent and to vote, as designated below, all the shares of common stock of Agouron Pharmaceuticals, Inc., held of record by the undersigned on March 29, 1999, at the Special Meeting of Shareholders to be held on May 17, 1999 and at any adjournments or postponements thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.



                           (continued on reverse side)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                                    [LOGO]
                                    AGOURON
                             PHARMACEUTICALS, INC.




              Please check the appropriate box on the voting card to R.S.V.P. your attendance at the Special Meeting on May 17, 1999 at 9:00 a.m.
             or phone Agouron Investor Relations at 1-800-501-2474.

--------------------------------------------------------------------------------
                                                              Please mark
                                                              your vote as   /X/
                                                              indicated in
                                                              this example


THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 1.
                                                       FOR   AGAINST   ABSTAIN
1. Proposal 1-
       Proposal to approve and adopt the               / /     / /       / /
      Agreement and Plan of Merger dated
      as of January 26, 1999 among
      Agouron Pharmaceuticals, Inc.,
      Warner-Lambert Company and WLC
      Acquisition Corporation.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. HOWEVER, NO PROXY THAT IS VOTED AGAINST THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER WILL BE VOTED IN FAVOR OF POSTPONEMENT OR ADJOURNMENT OF THE MEETING FOR THE PURPOSE OF ALLOWING ADDITIONAL TIME TO SOLICIT ADDITIONAL VOTES "FOR" THE MERGER.

                                               Check here if you plan to     / /
                                               attend the Special Meeting.


Signature(s)______________________________________  Date__________________, 1999
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE